UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2007

Affiliated Computer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2828 North Haskell Avenue, Dallas, Texas		75204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 841-6111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

(a)

On December 7, 2007, Affiliated Computer Services, Inc. (the "Company") announced that the Board of the Directors of the Company (the "Board") approved the amendment of the Voting Agreement (the "Amended Voting Agreement") between the Company and its Chairman, Darwin Deason, to provide that Mr. Deason’s voting power with respect to his currently outstanding shares will not exceed 45% as a result of share repurchases by the Company pursuant to its share repurchase program. On December 7, 2007, the Company issued a press release relating to the Amended Voting Agreement, a copy of which is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

The above description of the Amended Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Voting Agreement, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

In connection with the recent appointments of Frank Varasano, Ted B. Miller Jr., Richard W. Spears and Kurt R. Krauss to the Board, the Board’s three main committees have been re-constituted as follows:

Audit Committee:
Kurt R. Krauss (Chairman)
Ted B. Miller, Jr.
Richard W. Spears

Compensation Committee:
Ted B. Miller, Jr. (Chairman)
Kurt R. Krauss
Frank Varasano

Nominating and Corporate Governance Committee:
Richard W. Spears (Chairman)
Frank Varasano

The Board of Directors approved an increase in the initial stock option grant that the Company’s independent directors are eligible to receive upon appointment from 40,000 shares to 50,000 shares effective December 7, 2007.

(e)

On December 7, 2007, the Company announced that the Board approved the amendment of the Employment Agreement (the "Amended Employment Agreement") between the Company and Mr. Deason, in order to remove certain exclusive governance rights previously held by Mr. Deason, including his rights to appoint certain officers and recommend directors for election or removal from the Board. On December 7, 2007, the Company issued a press release relating to the Amended Employment Agreement, a copy of which is attached as Exhibit 99.3 hereto and is incorporated herein by reference.

The above description of the Amended Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Employment Agreement, a copy of which is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number Description
99.1 Voting Agreement, as amended December 7, 2007, by and between Affiliated Computer Services, Inc. and Darwin Deason
99.2 Employment Agreement, as amended December 7, 2007, between Affiliated Computer Services, Inc. and Darwin Deason
99.3 Press Release dated December 10, 2007 issued by Affiliated Computer Services, Inc. – ACS Amends Chairman’s Employment Agreement and Voting Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affiliated Computer Services, Inc.

December 10, 2007	By:	William L. Deckelman, Jr.

Name: William L. Deckelman, Jr.
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Voting Agreement, as amended December 7, 2007, by and between Affiliated Computer Services, Inc. and Darwin Deason
99.2	Employment Agreement, as amended December 7, 2007, between Affiliated Computer Services, Inc. and Darwin Deason
99.3	Press Release dated December 10, 2007 issued by Affiliated Computer Services, Inc. - ACS Amends Chairman's Employment Agreement and Voting Agreement